Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

FT Cboe Vest Gold Strategy Quarterly Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

December 1, 2023

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given Target Outcome Period. On November 30, 2023, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of December 1, 2023. The new Target Outcome Period will end on February 29, 2024. The cap for the Fund for the Target Outcome Period beginning on December 1, 2023 is set forth below.

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Cboe Vest Gold Strategy Quarterly Buffer ETF (BGLD)	10.50%	10.28%

Additionally, notwithstanding anything to the contrary in the Fund’s prospectus, the FLEX Options that the Fund will hold may be either physically settled (options that give the Fund the right to receive, or require the Fund to deliver, shares of the Underlying ETF on the option expiration date at a strike price) or cash settled (options that give the Fund the right to receive, or require the Fund to deliver, a cash payment on the option expiration date based upon the difference between the Underlying ETF’s value and a strike price).

Please Keep this Supplement with your Fund Prospectus for Future Reference